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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON,  D.C.  20549

                        ___________________________________


                                      FORM 8-K

                                   CURRENT REPORT




      PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934




                                    May 21, 1999
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                         (Date of Earliest Event Reported)



                                     RIDE, INC.
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              (Exact name of  registrant as specified in its charter)


            Washington                     1-13042               91-1571027
--------------------------------- ----------------------- ---------------------
 (State or other jurisdiction of   Commission File Number     (I.R.S. Employer
  incorporation or organization)                            Identification No.)


         8160 304th Avenue Southeast
             Preston, Washington                              98050
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   (Address of principal executive offices)                 (Zip Code)

                                   (425) 222-6015
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                (Registrant's telephone number, including area code)




                                    Page 1 of 3
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 21, 1999, Ernst & Young LLP ("Former Auditors") resigned as Independent Auditors for Ride, Inc. (the "Company").

The Former Auditors reported on the Company's financial statements for the preceding two years in the period ended December 31, 1997 and the six months ended June 30, 1998. The respective reports of the Former Auditors on the financial statements for such periods contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Former Auditors' report for the six months ended June 30, 1998 did contain an explanatory paragraph regarding the uncertainty of the Company's ability to continue as a going concern.

During the preceding two years in the period ended December 31, 1997 and the six months ended June 30, 1998, and through the date of this report, there were no disagreements with the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of the Former Auditors would have caused them to make reference thereto in their report on the financial statements for such periods.

The Company has not engaged a successor accounting firm as of the date of this report.

The Company has provided the Former Auditors with a copy of the foregoing disclosures and the Former Auditors have addressed a letter to the Securities and Exchange Commission stating that they agree with such disclosures.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)   EXHIBITS
      ---------
 EXHIBIT NO.                        DESCRIPTION
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     16.1     Letter re: Change in Certifying Accountant
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SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     RIDE, INC.
    ----------------------------
    (Registrant)



 Dated:   May 28, 1999            By   /s/  Greg Cook
                                       -----------------------------
                                       Greg Cook
                                       CHIEF OPERATING OFFICER AND
                                       CHIEF FINANCIAL OFFICER